UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2014 (December 1, 2014)

ARCA biopharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11080 CirclePoint Road, Suite 140, Westminster, CO 80020

(Address of Principal Executive Offices) (Zip Code)

(720) 940-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On December 1, 2014, ARCA biopharma, Inc. (“ARCA”) announced that Patrick Wheeler, ARCA’s Chief Financial Officer, has notified ARCA of his intent to leave his position at ARCA to pursue other career opportunities after having served ARCA for 9 years. Mr. Wheeler will remain with ARCA through December 31, 2014 to assist in the transition of his responsibilities. Mr. Wheeler’s resignation was not the result of any disagreement with ARCA on any matter relating to its operations, policies or practices, or regarding the general direction of the company.

(c)

Effective as of December 1, 2014, Brian Selby, age 53 was promoted to be ARCA’s Vice President, Finance and Chief Accounting Officer and, as such, he will be ARCA’s principal financial and principal accounting officer. Mr. Selby has been the company’s Controller for 7 years and has extensive experience in corporate accounting and finance. Prior to joining ARCA, he worked at several public companies, including as Controller for Myogen, Inc. and Controller for Genomica Corporation. Mr. Selby received his M.S. in Accounting from the University of Colorado and received his B.S., in Business Administration and Finance from Colorado State University.

Effective December 1, 2014, Thomas Keuer, age 56, was promoted to be ARCA’s Chief Operating Officer and, as such, he will be ARCA’s principal operating officer. Mr. Keuer has been ARCA’s Executive Vice President, Pharmaceutical Operations for the past 8 years. Prior to joining ARCA, Mr. Keuer served in a number of senior leadership positions in the biopharmaceutical industry including SVP of Operations for Insmed, Inc., VP of Engineering for Baxter Healthcare, and VP of Operations for Somatogen, Inc. Mr. Keuer received his M.S. in Biochemical Engineering from Rice University and received his B.S. in Chemical Engineering from the University of Texas, Austin.

As of the filing of this Current Report on Form 8-K, ARCA has not determined the final terms of the compensation arrangements with Messrs. Selby and Keuer.

A copy of the press release announcing Mr. Wheeler’s resignation and the promotions of Messrs. Selby and Keuer is attached hereto as Exhibit 99.1, the contents of which are incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release titled “ARCA biopharma Announces Management Transitions” dated December 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2014

ARCA biopharma, Inc. (Registrant)

By:	/s/ Michael R. Bristow
	Name:	Michael R. Bristow
	Title:	Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release titled “ARCA biopharma Announces Management Transitions” dated December 1, 2014.